Description of the Business	6 Months Ended
Jun. 30, 2022
Description Of The Business [Abstract]
Description of the Business	DESCRIPTION OF THE BUSINESS
ERYTECH Pharma S.A. (“ERYTECH” and together with its subsidiary the “Company”) is incorporated in Lyon, France, and was founded in 2004 to develop and market innovative red blood cell-based therapeutics for cancer and orphan diseases.
The Company completed its initial public offering on Euronext Paris in May 2013, raising €17.7 million, and on the Nasdaq Global Select Market in November 2017, raising €124.0 million ($144.0 million) on a gross basis before deducting offering expenses.
The Company has incurred losses and negative cash flows from operations since its inception and had shareholders’ equity of €22,436 thousand as of June 30, 2022 as a result of several financing rounds, including an initial public offering. The Company anticipates incurring additional losses until such time, if ever, that it can generate significant revenue from its product candidates in development.
The Company’s future operations are highly dependent on a combination of factors, including: (i) the success of its research and development ; (ii) regulatory approval and market acceptance of the Company’s proposed future products; (iii) the timely and successful completion of additional financing; and (iv) the development of competitive therapies by other biotechnology and pharmaceutical companies. As a result, the Company is and should continue, in the short to mid-term, to be financed through partnership agreements for the development and commercialization of its drug candidates and through the issuance of new debt or equity instruments.
The situation on the financial markets, the negative TRYBeCA-1 study result reported in the fourth quarter of 2021 and the announcement that the Company is no longer seeking approval for Graspa® in hypersensitive ALL (see section 2.8 – post-balance sheet event) may impair the ability of the Company to raise capital when needed or on attractive terms.
In the above context and following the sale of its production facility in Princeton, New Jersey, for $44.5 million in April 2022 (see below), the Company appointed a specialized advisor to evaluate strategic options to leverage its ERYCAPS® platform with complementary assets and/or a broader corporate transaction. Multiple options are under review, and the Company expects to give further updates on these strategic initiatives in the fourth quarter of this year.
The accompanying unaudited interim condensed consolidated financial statements and related notes (the “Unaudited Interim Condensed Consolidated Financial Statements”) present the operations of ERYTECH Pharma S.A. and its subsidiary, ERYTECH Pharma, Inc.
Major events of the first half of 2022
Business
February 2022: Impact of the Conflict in Ukraine on Our Business
Beginning on February 24, 2022, Russia significantly intensified its military operations in Ukraine.
In response, the United States, the European Union and certain other countries have imposed significant sanctions and export controls against Russia, Belarus and certain individuals and entities connected to Russian or Belarusian political, business, and financial organizations.
The United States, the European Union and certain other countries could impose further sanctions, trade restrictions, and other retaliatory actions should the conflict continue or worsen. To date, we have not experienced any material impact on our business, operations and clinical development timelines and plans. However, we cannot predict the specific extent, duration, or impact that the conflict in Ukraine and the related sanctions and export controls will have on our financial condition and operations.
We are closely monitoring developments in the current context and will take appropriate measures as necessary. The war in Ukraine did not impact our financial results for the period ended on June 30, 2022. Our business does not conduct any trial in Ukraine, Russia or Belarus and does not have any vendors located in these regions.
April 2022:
•Sale of ERYTECH’s U.S. cell therapy manufacturing facility to Catalent
In April 2022, the Group Erytech has entered into an Asset Purchase Agreement ("APA") with Catalent. Under the terms of the deal, Catalent agreed to acquire ERYTECH’s state-of-the-art commercial-scale cell therapy manufacturing facility in Princeton, New Jersey, for a total gross consideration of $44.5 million (€40.7 million) paid at the transaction closing which occurred on April 22, 2022. Catalent has extended offers of employment to approximately 40 people employed by Erytech at the Princeton facility.The sale of the facility resulted in a net gain on disposal of €24.4 million. The gain on the sale of ERYTECH’s U.S. cell therapy manufacturing facility to Catalent triggered an estimated income tax expense for ERYTECH’s U.S. subsidiary of €3.7 million which was booked at June 30, 2022.
The parties also entered into an interim supply agreement, under which Catalent will manufacture ERYTECH’s lead product candidate eryaspase (GRASPA®) for clinical and commercial supply in the United States.
•New vesiculation technology
The company presented its red blood cell vesiculation technology at the 24th Meeting of the European Red Cell Society (ERCS) in April 2022.
May 2022:
•The NOPHO trial evaluated the safety and pharmacological profile of eryaspase in acute lymphoblastic leukemia (ALL) patients who had previously experienced hypersensitivity reactions to pegylated asparaginase therapy. In December 2020, positive trial results were presented at the 2020 American Society of Hematology annual meeting. See 2.8 - Events after the close of reporting period for further information.
•Following the Catalent transaction, the company continues to evaluate other strategic options for leveraging its ERYCAPS® platform with complementary assets and/or a broader corporate transaction.
•On May 25, 2022, the management of Erytech Pharma (France) informed the employees of the start of a collective redundancy procedure, a job protection plan, involving the cuts of 52 positions out of 109. The consultation phase of the CSE ended on July 31, 2022. The first departures could take place in October 2022. See 4.6 – provision for risks and charges.